                                                                   EXHIBIT 24(a)

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 28th day of July, 1995.


                                                /s/ Roger L. Fitzsimonds
                                                -------------------------------
                                                Roger L. Fitzsimonds

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ John A. Becker
                                                -------------------------------
                                                John A. Becker

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ William H. Risch
                                                -------------------------------
                                                William H. Risch

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Michael E. Batten
                                                -------------------------------
                                                Michael E. Batten

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Robert C. Buchanan
                                                -------------------------------
                                                Robert C. Buchanan

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ George M. Chester, Jr.
                                                -------------------------------
                                                George M. Chester, Jr.

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ James L. Forbes
                                                -------------------------------
                                                James L. Forbes

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Holmes Foster
                                                -------------------------------
                                                Holmes Foster

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Joseph F. Heil, Jr.
                                                -------------------------------
                                                Joseph F. Heil, Jr.

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ John H. Hendee, Jr.
                                                -------------------------------
                                                John H. Hendee, Jr.

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Jerry M Hiegel
                                                -------------------------------
                                                Jerry M. Hiegel

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Joe Hladky
                                                -------------------------------
                                                Joe Hladky

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ James H. Keyes
                                                -------------------------------
                                                James H. Keyes

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Sheldon B. Lubar
                                                -------------------------------
                                                Sheldon B. Lubar

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Daniel F. McKeithan, Jr.
                                                -------------------------------
                                                Daniel F. McKeithan, Jr.

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ George W. Mead II
                                                -------------------------------
                                                George W. Mead II

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Guy A. Osborn
                                                -------------------------------
                                                Guy A. Osborn

                              POWER OF ATTORNEY
                                 WITH RESPECT
                                      TO
                            REGISTRATION STATEMENT
                                COVERING NOTES
                                      OF
                             FIRSTAR CORPORATION

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of the Notes of Firstar Corporation authorized at a meeting of the Board of Directors of Firstar Corporation held on July 20, 1995, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of July, 1995.


                                                /s/ Clifford V. Smith, Jr.
                                                -------------------------------
                                                Clifford V. Smith, Jr.